UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

WELLS TIMBERLAND REIT, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On May 27, 2009, Wells Timberland REIT, Inc. (the “Company”) filed a definitive Proxy Statement (the “Proxy Statement”) for the 2009 Annual Meeting of Stockholders for the Company to be held on August 5, 2009 (the “Annual Meeting”). In connection with the Proxy Statement and the Annual Meeting, on July 2, 2009, the Company provided the following documents to the stockholders:

1.	Reminder email message to stockholders who share the same address containing hyperlinks to electronic versions of the annual report, proxy card, proxy statement and instructions for Internet or telephonic voting, attached hereto as Exhibit A; and
2.	Reminder email message to stockholders containing hyperlinks to electronic versions of the annual report, proxy card, proxy statement and instructions for Internet or telephonic voting, attached hereto as Exhibit B.

The Company’s stockholders have received or will receive copies of the above-referenced materials, and may obtain additional copies by directing a written request to: Wells Timberland REIT, Inc., 6200 The Corners Parkway, Norcross, Georgia 30092-3365.

2

E-MAIL Subject line: 2nd Notice—Please Vote Today! Wells Timberland Proxy Deadline Is Fast Approaching.

Dear Wells Timberland REIT, Inc. Stockholder:

The Annual Stockholder Meeting of Wells Timberland REIT, Inc. will take place on Wednesday, August 5, 2009, at 2 p.m. at the Atlanta Athletic Club, 1930 Bobby Jones Drive, Johns Creek, Georgia.

The agenda for the meeting includes electing your Wells Timberland Board of Directors, as well as voting on a proposed fourth amendment and restatement of Wells Timberland’s charter. It’s important that you actively participate in the process. For your convenience, electronic versions of the sample proxy voting card, 2008 Annual Report, proxy statement and instructions for proxy voting via the Internet or by telephone are available by clicking on the links below:

Wells Timberland REIT, Inc. Sample Proxy Card

Wells Timberland REIT, Inc. 2008 Annual Report

Wells Timberland REIT, Inc. Proxy Statement

Instructions for Proxy Voting via the Internet or by Telephone

After you have reviewed the materials, please submit your vote promptly. All costs associated with proxy mailings and communications are borne by Wells Timberland. And as you may know, if we do not reach the required minimum stockholder participation, we must send reminders to stockholders who have not yet voted. Voting promptly can help decrease the costs to Wells Timberland.

You may vote by proxy via the Internet by clicking on the links provided. Once you enter the voting Web site, the control number and security code shown below will automatically populate each time you click on the links provided below. You have received a single e-mail that contains individual control and security numbers for each stockholder account for Wells Timberland shares at your address. However, in order to have the vote of all shares represented, you must vote EACH of the control numbers by clicking on the separate links provided below.

Please note that the voting Web site references a gray shaded box on your voting instruction card. Since you received proxy materials electronically, you will not receive an actual proxy/instruction card. The instruction card on the Web site will not contain your control number. The control numbers provided below are the numbers you should use in order to vote your shares for your accounts.

Fund:

Control Number:

Security Code:

You may vote by proxy via the Internet by clicking on http://www.wellstimberland.com/proxy

Fund:

Control Number:

Security Code:

You may vote by proxy via the Internet by clicking on http://www.wellstimberland.com/proxy

If you wish to vote by telephone (toll-free), please call 1-866-241-6192 and follow the instructions when prompted. When the system prompts you to enter the number in the gray shaded box on your proxy card, please enter the control number, followed by the security code that is provided in this e-mail. As a reminder, please have your sample proxy card available when voting via the Internet or by telephone, as you may need to refer to the card.

Please note, you cannot print and mail the sample proxy card. You must either contact Client Services to request a hard-copy card or vote electronically or by phone.

Should you have any questions about the materials in your proxy package, please call one of our Client Services Specialists at 800-557-4830. Representatives are available Monday through Thursday from 8:15 a.m. until 6:30 p.m., and Friday from 8:15 a.m. until 5:30 p.m. (ET). They also may be reached via e-mail at client.services@wellsref.com.

Your trust and confidence in Wells Timberland are truly appreciated.

Sincerely,

Leo F. Wells III

President

Wells Timberland REIT, Inc.

E-mail notifications sent by Wells will not contain sensitive or confidential customer information, including account numbers. Please be sure to keep your e-mail address updated in the Wells system to ensure that e-mails reach you in a timely manner. You may withdraw your request to receive communications electronically at any time by e-mailing a Wells Client Services Specialist at client.services@wellsref.com or by calling 800-557-4830.

E-MAIL Subject line: 2nd Notice—Please Vote Today! Wells Timberland Proxy Deadline Is Fast Approaching.

Dear Wells Timberland REIT, Inc. Stockholder:

The Annual Stockholder Meeting of Wells Timberland REIT, Inc. will take place on Wednesday, August 5, 2009, at 2 p.m. at the Atlanta Athletic Club, 1930 Bobby Jones Drive, Johns Creek, Georgia.

The agenda for the meeting includes electing your Wells Timberland Board of Directors, as well as voting on a proposed fourth amendment and restatement of Wells Timberland’s charter. It’s important that you actively participate in the process. For your convenience, electronic versions of the sample proxy voting card, 2008 Annual Report, proxy statement, and instructions for proxy voting via the Internet or by telephone are available by clicking on the links below:

Wells Timberland REIT, Inc. Sample Proxy Card

Wells Timberland REIT, Inc. 2008 Annual Report

Wells Timberland REIT, Inc. Proxy Statement

Instructions for Proxy Voting via the Internet or by Telephone

After you have reviewed the materials, please submit your vote promptly. All costs associated with proxy mailings and communications are borne by Wells Timberland. And as you may know, if we do not reach the required minimum stockholder participation, we must send reminders to stockholders who have not yet voted. Voting promptly can help decrease the costs to Wells Timberland.

You may vote by proxy via the Internet by clicking on: http://www.wellstimberland.com/proxy. Once you enter the voting Web site, the control number and security code shown below will automatically populate in the spaces provided. Please note that the voting Web site references a gray shaded box on your voting instruction card. Since you received proxy materials electronically, you will not receive an actual proxy/instruction card. The instruction card on the Web site will not contain your control number. The control number provided below is the number you should use in order to vote your shares.

Fund:

Control Number:

Security Code:

If you wish to vote by telephone (toll-free), please call 1-866-241-6192 and follow the instructions when prompted. When the system prompts you to enter the number in the gray shaded box on your proxy card, please enter the control number, followed by the security code that is provided in this e-mail. As a reminder, please have your sample proxy card available when voting via the Internet or by telephone, as you may need to refer to the card. Please note, you cannot print and mail the sample proxy card. You must either contact Client Services to request a hard-copy card or vote electronically or by phone.

Should you have any questions about the materials in your proxy package, please call one of our Client Services Specialists at 800-557-4830. Representatives are available Monday through Thursday from 8:15 a.m. until 6:30 p.m., and Friday from 8:15 a.m. until 5:30 p.m. (ET). They also may be reached via e-mail at client.services@wellsref.com.

Your trust and confidence in Wells Timberland are truly appreciated.

Sincerely,

Leo F. Wells III

President

Wells Timberland REIT, Inc.

E-mail notifications sent by Wells will not contain sensitive or confidential customer information, including account numbers. Please be sure to keep your e-mail address updated in the Wells system to ensure that e-mails reach you in a timely manner. You may withdraw your request to receive communications electronically at any time by e-mailing a Wells Client Services Specialist at client.services@wellsref.com or by calling 800-557-4830.